SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

August 18, 2011

Date of Report (date of earliest event reported)

LEGEND OIL AND GAS, LTD.

(Exact name of registrant as specified in its charter)

Colorado	000-49752	84-1570556
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer I.D. Number)

1420 5th Avenue, Suite 2200

Seattle, WA 98101

(Address of principal executive offices)

Registrant’s telephone number, including area code: (206) 274-5165

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events

On August 18, 2011, Legend Oil and Gas, Ltd. (the “Company”) issued a press release announcing it has recently drilled three new wells on its Orth-Gillespie lease in Woodson County, Kansas.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

99.9	Press Release of Legend Oil and Gas, Ltd. dated August 18, 2011.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 22, 2011	LEGEND OIL AND GAS, LTD.

	By:	/s/ James Vandeberg
James Vandeberg Chief Financial Officer, Secretary and Director

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